Exhibit 32.1

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Brett M. Clark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10KSB of General Environmental Management, Inc. for the year ending December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10KSB fairly presents in all material respects the financial condition and results of operations of General Environmental Management, Inc. of Nevada.


Date:    March 30, 2006       By: /s/ Brett M. Clark
                              Brett M. Clark
                              Vice President of Finance, Chief Financial Officer